UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2007

VAXGEN, INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE (State or other jurisdiction of organization)	0-26483 (Commission File Number)	94-3236309 (I.R.S. Employer incorporation or Identification Number)

349 OYSTER POINT BOULEVARD, SOUTH SAN FRANCISCO, CALIFORNIA 94080

(Address of Principal Administrative Offices)

Registrant’s Telephone Number, Including Area Code:   (650) 624-1000

___________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1--REGISTRANT'S BUSINESS AND OPERATIONS

Item 8.01. Other Events

On December 27, 2007 VaxGen, Inc. (the “Company”) announced that at its Annual Meeting of Stockholders, held December 27, 2007, its stockholders had approved the proposed reverse split of the Company’s common stock and the election of the Company’s directors.

This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Exhibit No.	Description
_________	_____________

99.1           Press release dated December 27, 2007 titled “VaxGen Stockholders Overwhelmingly Approve Reverse Split Proposal”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VaxGen, Inc.
(Registrant)

Dated: December 27, 2007	By:/s/ Matthew J. Pfeffer
______________________________________
Matthew J. Pfeffer
Senior Vice President, Finance and Administration
and Chief Financial Officer